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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in FedEx Corporation's previously filed Registration Statements No. 2-95720, 33-20138, 33-38041, 33-55055, 333-03443, 333-45037, 333-71065,
333-74701, 333-34934 and 333-55266 of our reports dated June 27, 2001, included in FedEx Corporation's Form 10-K for the year ended May 31, 2001.


                                                 /s/ Arthur Andersen LLP
                                              -------------------------------
                                                     Arthur Andersen LLP


Memphis, Tennessee
July 20, 2001